UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2016

IMS Health Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36381	27-1335689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

83 Wooster Heights Road

Danbury, CT 06810

(Address of principal executive offices)

(Zip Code)

Registrant’s telephone number, including area code: (203) 448-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 8, 2016, IMS Health Holdings, Inc. held its 2016 Annual Meeting of Stockholders. At the meeting, stockholders voted on the following items:

Proposal No. 1: The following nominees were elected by majority vote to serve on the Board of Directors:

	For	Against	Abstain	Broker Non-Vote
John G. Danhakl	256,329,619	60,027,889	62,277	4,633,492
Karen L. Katen	307,172,560	9,245,818	1,407	4,633,492
Bryan M. Taylor	257,168,799	59,188,809	62,177	4,633,492

Proposal No. 2: The appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2016 was ratified.

For	Against	Abstain	Broker Non-Vote
318,884,253	2,152,428	16,596	N/A

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMS Health Holdings, Inc.

Date: April 8, 2016	By:	/s/ Ronald E. Bruehlman
		Name:	Ronald E. Bruehlman
		Title:	Senior Vice President and Chief Financial Officer